                              AMENDED AND RESTATED
                         CASH COLLATERAL DEPOSIT LETTER


                                                               October 10, 1997

BNY Financial Corporation
1290 Avenue of the Americas
New York, New York

Attention: Andrew Rogow

Gentlemen:

     Reference is made to the Second Restated and Amended Financing Agreement dated as of the date hereof (as same has been and may be further amended, modified, supplemented and restated from time to time, the "Financing Agreement") between BNY Financial Corporation ("Lender") and Bernard Chaus, Inc. ("Borrower") and (b) the Guaranty dated February 21, 1995 (as same has been and may be further amended, modified, supplemented and restated from time to time, the "Guaranty") executed by the undersigned in favor of Lender pursuant to which the undersigned guaranteed to Lender the payment of Borrower's Obligations to Lender. All capitalized terms used herein which are not defined shall have the meanings given to them in the Financing Agreement.

     As collateral security for the undersigned's obligations under the Guaranty and the Obligations, the undersigned hereby deposits with Lender, the sum of $10,000,000 which are the proceeds of certain collateral pledged by the undersigned to secure a certain Citibank Letter of Credit No. NY-01623-00141033, expiration date July 31, 1997, such sum to be held by Lender for the uses and purposes herein stated (this deposit to be hereinafter referred to as the "Collateral Deposit"). For purposes hereof, the term "Obligations" also includes indebtedness of Borrower to Lender, whether accrued or incurred prior or subsequent to the commencement of any voluntary or involuntary case under Title 11, United States Code by or against Borrower, if any, and whether or not such indebtedness is allowed or disallowed by court order entered in such case, but does not represent indebtedness owing by Lender to Borrower as debtor-in-possession arising pursuant to court order under
Section 364 of Title 11, United States Code.

     Upon the occurrence and during the continuation of an Event of Default or the undersigned should at any time become insolvent, or make a general assignment, or if a proceeding in or under any federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditor's rights generally, shall be filed or commenced by, or in respect of the undersigned, or if a notice of any lien, levy or assessment is filed of record with respect to any assets of the undersigned by the United States or any department, agency or instrumentality thereof, or if any taxes or debts owing at any time or times hereafter to any one of them becomes a lien or encumbrance upon any assets of the undersigned in Lender's possession or otherwise, Lender and its successors and assigns may, without demand of performance or advertisement or notice of any kind to or upon the undersigned (each of which demands, advertisements and/or notices are hereby expressly waived), forthwith or at any time or times thereafter, appropriate and apply all or any part of the Collateral Deposit to the payment in whole or in part, in such order as Lender may elect, of the Obligations, whether then due or not due, returning the surplus, if any, to the undersigned, who shall nevertheless remain liable to

Lender for the payment of any deficiency.

     The Collateral Deposit shall be released simultaneously with the Restructure Transaction and shall thereafter be applied as provided in Section
12.3 of the Financing Agreement.

     When all of the Obligations have been paid and/or are otherwise satisfied in full, the Financing Agreement has been irrevocably terminated and Borrower and the undersigned have executed full releases in favor of Lender in form and substance reasonably satisfactory to Lender, any sums still on deposit hereunder shall be returned to the undersigned.

     While any sums are on deposit with Lender hereunder, Lender shall pay to the undersigned interest on the Collateral Deposit at a rate per annum equal to
(a) the Alternate Base Rate minus (b) three percent (3%). Notwithstanding the
foregoing, upon the occurrence and during the     continuation of an Event of
Default, interest on the Collateral Deposit shall either, at Lender's option, accrue and be added to the Collateral Deposit or cease accruing.

     This Letter amends and restates in its entirety and is given in substitution (but not in satisfaction of) that certain Cash Collateral Deposit Letter dated July 23, 1997 between the undersigned and Lender.

     This letter agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, executors, successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

                                      Very truly yours,

                                      /s/ Josephine Chaus
                                      -----------------------------------------
                                                    JOSEPHINE CHAUS

                                      Social Security No.: ###-##-####
                                                          ---------------------

ACCEPTED:

BNY FINANCIAL CORPORATION


By: /s/ Andrew Rogow
   --------------------------------
   Title: SVP